UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 20, 2006



                             The Wilber Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)


         New York                   001-31896                   15-6018501
         --------                   ---------                  -------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)



                    245 Main Street, Oneonta, New York 13820
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (607) 432-1700
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.


(b) James F. Van Deusen, a director of The Wilber Corporation ("Company"), passed away on May 20, 2006. Mr. Van Deusen served as a member of the board of directors of Wilber National Bank, the Company's sole banking subsidiary since 1977 and of the Company since 1982. Mr. Van Deusen was scheduled to retire from the Board in 2008 pursuant to the Company's mandatory retirement age. The Company did not announce any immediate plans to fill the vacancy left by the passing of Mr. Van Deusen.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE WILBER CORPORATION
                                  ----------------------
                                       (Registrant)



                                  /s/ Joseph E. Sutaris
                                  ---------------------
                                  Joseph E. Sutaris
                                  Secretary, Treasurer & Chief Financial Officer
Date: May 25, 2006

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